UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

AECOM
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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+ Online Go to www.envisionreports.com/ACM or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00am, Central Time, on March 10, 2020. Important Notice Regarding the Availability of Proxy Materials for the AECOM Stockholder Meeting to be Held on March 10, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Form 10-K for Fiscal Year 2019, and Annual Report to stockholders are available at: www.envisionreports.com/ACM Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/ACM. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before February 26, 2020 to facilitate timely delivery. + 2 N O T 0368OC Stockholder Meeting Notice

AECOM’s Annual Meeting of Stockholders will be held on March 10, 2020 at 1999 Avenue of the Stars, Los Angeles, CA 90067, at 3:00 p.m. local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all of the listed director nominees; and FOR Proposals 2, 3, 4 and AGAINST Proposal 5. 1. 2. Elect the 10 directors nominees named in the Company’s proxy statement to serve until the Company’s 2021 Annual Meeting of Stockholders. Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2020. Approve the 2020 Stock Incentive Plan. Advisory vote to approve the Company’s executive compensation. Vote against the stockholder proposal regarding actions by written consent. 3. 4. 5. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials AECOM” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by February 26, 2020. Stockholder Meeting Notice

AECOM Dear, The 2020 AECOM Annual Shareholders Meeting will be held on March 10, 2020 at 3:00 PM Pacific Time. You can now access the meeting materials and cast your vote online. Review meeting materials and proposals 0 Cast your vote If your shares are held on your behalf in an AECOM employee retirement savings plan by Sun Life Financial, your vote must be received by 5:00 p.m. Central Time on March 2, 2020. If your shares are held on your behalf in an AECOM employee retirement savings plan by Merrill Lynch Wealth Management, your vote must be received by 5:00 p.m. Central Time on March 3, 2020. CLICK HERE TO TE NOW Corntrol # You're receiVing this email because you signed up for eDelivery, our environmentally friendly service. You can unsubscribe to email notifications any time by clicking here. Please do not reply to this email. This mailbox is not monitored and you will not receive a response.